UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Cromwell Irvine, California	96218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at a meeting held on September 21, 2018 (the “Special Meeting”), the stockholders of BIOLASE, Inc. (the “Company”) approved Amendment No. 1 to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan Amendment”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. The following paragraph provides a summary of certain terms of the 2018 Plan Amendment.

The purpose of the 2018 Plan Amendment is to increase the number of shares of the Company’s Common Stock available for issuance under the 2018 Long-Term Incentive Plan from 2,035,287 shares to 3,271,101 shares.

The foregoing description of the 2018 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan Amendment, a copy of which is set forth as Appendix B to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 24, 2018 (the “Proxy Statement”), and incorporated by reference herein as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 21, 2018, the Company held its Special Meeting. The following are the results of the voting on the proposals submitted to stockholders at the Special Meeting.

Proposal 1 – Stockholders voted to approve Amendment No. 1 to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “Plan Amendment Proposal”), as set forth below:

For	Against	Abstain
14,111,154	262,156	22,571

Proposal 2 – Stockholders approved the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chief Executive Officer and President of the Company, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Plan Amendment Proposal, as set forth below:

For	Against	Abstain
14,194102	227,276	22,571

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

10.1	Amendment No. 1 to BIOLASE, Inc. 2018 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed on August 24, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2018	BIOLASE, INC.

	By:	/s/ Todd Norbe
	Name:	Todd Norbe
	Title:	President and Chief Executive Officer

4